Exhibit 10.16

FIRST AMENDMENT TO
PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "First Amendment") is made and entered into as of the 9th day of July, 2008 (the "First Amendment Date"), by and between BENT TREE-OXFORD ASSOCIATES LIMITED PARTNERSHIP, an Indiana limited partnership, BENT TREE II-OXFORD ASSOCIATES LIMITED PARTNERSHIP, an Indiana limited partnership, AIMCO BENT TREE III, LP., a Delaware limited partnership, BROOKWOOD LIMITED PARTNERSHIP, an Illinois limited partnership, CHESWICK-OXFORD LIMITED PARTNERSHIP, an Indiana limited partnership, AIMCO GREENSPRING, L.P., a Delaware limited partnership, and AIMCO WINCHESTER VILLAGE, LLC, a Delaware limited liability company, each having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (collectively, the "Sellers"), and ARDIZZONE ENTERPRISES, INC., an Indiana corporation, having a principal address at 4101 Cashard Avenue, Suite 100, Indianapolis, IN 46203 ("Purchaser").

RECITALS

WHEREAS, the Sellers and Purchaser entered into that certain Purchase and Sale Contract dated as of May 22, 2008 (the "Contract") with respect to the sale of certain Property identified therein. Any capitalized term used, but not otherwise defined herein, shall have the meaning set forth in the Contract.

WHEREAS, the Sellers and the Purchaser have agreed to modify the Closing Date under the Contract, among other items, as more particularly set forth herein.

NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Closing Date. The first three sentences of Section 5.1 of the Contract shall be deleted and replaced with the following:

"Subject to the conditions precedent under Article VIII, the Closing shall occur on July 31, 2008 (the "Closing Date") through an escrow with Escrow Agent, whereby the Sellers, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing to the contrary, any Seller shall have the option, by delivering written notice to Purchaser, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence, in connection with any Seller's payment in full of its Note (the "Loan Payoff"), and the exercise of such option shall extend the Closing Date for all Properties. Further, the Closing Date may be extended without penalty at the option of any Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by any Seller pursuant to the second sentence of this paragraph)."

2.

 Extension Fee; At the Closing, in consideration of the extension of the Closing Date, the Purchaser shall pay to the Sellers a fee in the amount of $25,000.00 (the "Extension Fee") which shall be in addition to the Purchase Price and any other fees and costs required to be paid by the Purchaser pursuant to the Contract.

3.

 Purchase Price Escrow Agreement. The parties previously negotiated and agreed upon the terms and conditions of that certain Purchase Price Escrow Agreement, which is to be executed by the parties at Closing. Subject to both parties' approval of the specific provisions as drafted, the parties acknowledge and conceptually agree that the Purchase Price Escrow Agreement will be modified to permit the Purchase Price Escrow Amount (as defined in the Purchase Price Escrow Agreement) to be comprised of cash from sales proceeds, letter(s) of credit, or any combination thereof, in the precise amounts to be determined by Sellers; provided that the total principal amount of the Purchase Price Escrow Amount shall equal $3,458,250.00.

4.

 Ratification of Contract. All terms and provisions of the Contract not specifically modified or amended by this First Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

5.

Miscellaneous. The following provisions shall apply with respect to this First Amendment:

a.

In the event of any conflict between the Contract and this First Amendment, the terms and conditions of this First Amendment shall control.

b.

This First Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

[signature pages follow]

NOW, THEREFORE, the parties hereto have executed this First Amendment as of the First Amendment Date.

                                                                SELLERS:

Bent Tree I

BENT TREE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,

an Indiana limited partnership

By: OAMCO XXII, L.L.C.,

a Delaware limited liability company,

its managing general partner

By: OXFORD REALTY

FINANCIAL GROUP, INC.,

a Maryland corporation,

its managing member

By: /s/Brian J. Bornhorst

Name: Brian J. Bomhorst

Title: Vice President

Bent Tree II

BENT TREE II-OXFORD ASSOCIATES LIMITED PARTNERSHIP,
an Indiana limited partnership

By: OAMCO XVII, L.L.C.,

a Delaware limited liability company, its general partner

By: OXFORD REALTY

FINANCIAL GROUP, INC.,

a Maryland corporation,

its managing member

By:  /s/Brian J. Bornhorst

Name: Brian J. Bornhorst

Title: Vice President

[Seller's signatures continue on the following page]

Bent Tree III - Verandas

AIMCO BENT TREE III, L.P.,

a Delaware limited partnership

By:  AIMCO HOLDINGS, L.P.,

a Delaware limited partnership,
its general partner

By: AIMCO HOLDINGS QRS,

INC., a Delaware

corporation, its general

partner

By: /s/Brian J. Bornhorst
Name: Brian J. Bornhorst

Title: Vice President

Brookwood

BROOKWOOD LIMITED
PARTNERSHIP,
an Illinois limited partnership

By:  AIMCO HOLDINGS, L.P.,

a Delaware limited partnership,
its general partner

By: AIMCO HOLDINGS QRS,
INC., a Delaware

corporation, its general
partner

By: /s/Brian J. Bornhorst
Name: Brian J. Bomhorst

Title: Vice President

[Seller's signatures continue on the following page]

Brookwood Professional Center

BROOKWOOD LIMITED PARTNERSHIP,

an Illinois limited partnership

By:  AIMCO HOLDINGS, L.P.,

a Delaware limited partnership,

its general partner

By:  AIMCO HOLDINGS QRS, INC.,
a Delaware corporation, its general
partner

By: /s/Brian J. Bornhorst
Name: Brian J. Bornhorst

Title: Vice President

Cheswick Village

CHESWICK-OXFORD ASSOCIATES, L.P.,

an Indiana limited partnership

By: AIMCO/BETHESDA GP, L.L.C.,
a Delaware limited liability
company, its general partner

By: AIMCO PROPERTIES, L.P.,
a Delaware limited partnership, its member

By: AIMCO-GP, INC.,

a Delaware corporation,

its general partner

By:  /s/Brian J. Bornhorst

Name: Brian J. Bornhorst
Title: Vice President

[Seller's signatures continue on the following page]

Reflections

AIMCO GREENSPRING, LP.,

a Delaware limited partnership

By:  DAVIDSON DIVERSIFIED PROPERTIES, INC.,
a Tennessee corporation,
its general partner

By:  /s/Brian J. Bornhorst

Name: Brian J. Bornhorst
Title: Vice President

Winchester Village

AIMCO WINCHESTER VILLAGE, LLC,

a Delaware limited liability company

By:  AIMCO PROPERTIES, L.P.,

a Delaware limited partnership,
its member

By:  AIMCO-GP, INC.,

a Delaware corporation,
its general partner

By: /s/Brian J. Bornhorst
 Name: Brian J. Bornhorst

 Title: Vice President

[Purchaser's signatures page to follow]

PURCHASER:

ARDIZZONE ENTERPRISES, INC.,
an Indiana corporation

By:  /s/ Anthony Ardizzone
Anthony Ardizzone, President